EXHIBIT (23)(C)

                      [Letterhead of Arthur Andersen LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 23, 1996 included in Regent Bancshares Corp.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Philadelphia, PA
June 11, 1997